UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Tripadvisor, Inc., a Delaware corporation (the “Company”), was held on June 8, 2021 (the “Annual Meeting”). According to the inspector of elections, the stockholders present by proxy represented 230,327,209 shares of common stock (generally entitled to one vote per share) and 12,799,999 shares of Class B common stock (generally entitled to ten votes per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of Directors. The stockholders voted on the election of ten directors of the Company, seven of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), and three of whom were elected by holders of common stock only (“Common Stock Nominees”), each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

Nominee	FOR	WITHHELD
Combined Stock Nominees
Gregory B. Maffei	180,238,030	40,287,403
Stephen Kaufer	201,171,971	19,353,462
Jay C. Hoag	162,724,007	57,801,426
Betsy L. Morgan	217,476,602	3,048,831
M. Greg O’Hara	218,661,066	1,864,367
Albert Rosenthaler	193,421,655	27,103,778
Jane Jie Sun	185,693,954	34,831,479
Common Stock Nominees
Trynka Shineman Blake	91,059,297	1,466,146
Jeremy Philips	88,297,357	4,228,086
Robert S. Wiesenthal	89,477,157	3,048,286

Accordingly, the nominees were elected to the Company’s board of directors.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders voted on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
228,787,931	1,490,465	48,813	0

Accordingly, the appointment of independent registered public accounting firm was ratified.

Proposal 3—Approval of Amendment No. 1 to the Company’s 2018 Stock and Annual Incentive Plan. The stockholders voted on Amendment No. 1 to the Company’s 2018 Stock and Annual Incentive Plan. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
179,402,672	41,057,893	64,868	9,801,776

Accordingly, Amendment No. 1 to the Company’s 2018 Stock and Annual Incentive Plan was approved.

Proposal 4—Advisory Vote on Compensation of Named Executive Officers. The stockholders voted, on an advisory basis, on the compensation of the Named Executive Officers. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
214,967,878	5,478,871	78,684	9,801,776

Accordingly, the compensation of the Named Executive Officers was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Date: June 14, 2021	By:	/S/ SETH J. KALVERT
Seth J. Kalvert
Chief Legal Officer and Secretary

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